UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22882

BMO LGM Frontier Markets Equity Fund

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue, Suite 200

              Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

BMO Asset Management Corp.

111 East Kilbourn Avenue, Suite 200

              Milwaukee, WI 53202

(Name and address of agent for service)

Copies to:

Michael P. O’Hare, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”).

BMO Funds	August 31, 2018

Annual report

LGM Frontier Markets Equity Fund

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report	BMO LGM Frontier Markets Equity Fund

Average annual total returns (%)
	1-year	Since inception
Investor Class	0.53	1.44
Blended Index (50% MSCI Frontier Markets Index and 50% MSCI Frontier Markets ex-GCC Countries Index)	(7.54)	0.66
MSCI Frontier Markets Index	(5.79)	1.89
Lipper Emerging Market Funds Index	(2.36)	3.43

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

The Fund’s benchmark is a blended benchmark consisting of 50% Morgan Stanley Capital International (MSCI) Frontier Markets Index and 50% MSCI Frontier Markets ex Gulf Cooperation Council (GCC) Countries Index. The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. This index consists of the following 29 frontier market country indices: Argentina, Bahrain, Bangladesh, Burkina Faso, Benin, Croatia, Estonia, Guinea-Bissau, Ivory Coast, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Mali, Morocco, Niger, Nigeria, Oman, Romania, Serbia, Senegal, Slovenia, Sri Lanka, Togo, Tunisia and Vietnam. The MSCI GCC Countries Index aims to represent the universe of companies in 6 GCC equity markets: Bahrain, Kuwait, Oman, Qatar, Saudi Arabia and United Arab Emirates.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

Commentary

The BMO LGM Frontier Markets Equity Fund (the Fund) returned 0.53% for the fiscal year ended August 31, 2018 versus the blended Index (50% Morgan Stanley Capital International Frontier Markets and 50% Morgan Stanley Capital International Frontier Markets EX GCC) and the Lipper Emerging Markets Fund Index, which returned -7.54% and -2.36%, respectively.

Frontier market equities lost ground over the twelve-month period as earlier gains in the later part of 2017 were entirely wiped out in the first eight months of 2018. Losses were concentrated in Argentina (with a benchmark weight on average of 25%) with a loss of -43%. Argentina was the sternest market in 2017, buoyed by positive sentiment around the new government’s reform agenda. However, this optimism was short lived as the reality of their fiscal and funding issues came to light. Certain markets outperformed including Vietnam, helped by continued strong growth, and Kuwait, benefiting from a stronger oil price.

Exposures in Egypt, Puerto Rico, and Peru added most to the relative return while alpha was lost through exposures in Vietnam, Turkey, Kuwait, and Kenya. In a contrast to 2017, relative performance in 2018 also was supported by the portfolios lack of investment in Argentina (versus that of the index).

The top performing stocks in the period were Eastern Tobacco (+73%, 8.4% of the Fund) and Evertec (+60%, 3.8% of the Fund). Evertec (Puerto Rico) was added to the portfolio around October 2017 as we could buy the company at a highly attractive valuation as investors shunned the market in the aftermath of the unfortunate hurricane that devastated the island. Evertec is a payment processing company. It owns and operates the leading debit card in the region and has +70% market share of the payments market.

Eastern Tobacco has seen material change occurring in the past year, including an increased dividend in 2017, tighter capital expenditure, and improved financial accounting. During the period, the company also decided to allow for interim dividends with a special dividend of EGP30 per share which equated to a 5.2% yield. Combined with the annual divided of EGP11.5 per share, which was paid out earlier this year, the total yield would be 7.2%. However, even more important than the size of the interim dividend is the clear improvement it shows in capital allocation and the signal it sends about maximizing shareholder value.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

LGM Investments Limited

Fund Managers; Investment Experience

Thomas Vester, CFA; since 2005

Dafydd Lewis, CFA; since 2005

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Investor (Y)	BLGFX	05578V102	12/18/2013	2.57	2.01

The above expense ratios are from the Funds’ Prospectus dated December 29, 2017, and are inclusive of Acquired Fund Fees and Expenses. See Note 5 in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2019 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

Sector	Fund (%)
Consumer Discretionary	5.0
Consumer Staples	43.6
Financials	28.5
Healthcare	2.6
Industrials	3.5
Information Technology	3.8
Materials	0.8
Telecommunication Services	5.1
Participation Notes	4.9
Other Assets & Liabilities, Net	2.2
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2018 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

This graph illustrates the hypothetical investment of $10,000 from the Fund’s inception date, December 18, 2013, to August 31, 2018.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2018

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include repurchase fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2018 (3/1/18-8/31/18).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Expenses		Hypothetical Expenses		Annualized Expense Ratio(1)
Beginning account value 3/1/18	Ending account value 8/31/18	Expenses paid during period 3/1/18- 8/31/18(1)	Ending account value 8/31/18	Expenses paid during period 3/1/18- 8/31/18(1)
$1,000.00	$893.50	$9.55	$1,015.10	$10.16	2.00%

(1)

Expenses are equal to the Fund’s annualized expense ratio for the period March 1, 2018 through August 31, 2018, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expenses and ratio are exclusive of acquired fund fees and expenses.

August 31, 2018

Schedule of Investments

Description	Shares	Value
Common Stocks — 92.9%

Argentina — 2.7%
BBVA Banco Frances SA, ADR	380,694	$3,243,513

Botswana — 1.9%
Letshego Holdings, Ltd.	12,839,972	2,192,451

Colombia — 1.1%
Bolsa de Valores de Colombia	351,500	1,354,697

Costa Rica — 3.5%
Florida Ice & Farm Co. SA	2,813,131	4,175,935

Croatia — 0.0%
Ledo DD (1)	632	—

Egypt — 12.3%
Alexandria Containers & Goods	29,471	265,074
Commercial International Bank Egypt SAE, GDR	910,353	4,305,969
Eastern Tobacco	1,731,300	10,072,224

		14,643,267

Georgia — 3.7%
Bank of Georgia Group PLC	108,997	2,335,841
Georgia Capital PLC (1)	122,237	1,627,213
Georgia Healthcare Group PLC (1)	124,700	371,835

		4,334,889

Ghana — 1.1%
FAN Milk, Ltd. (1)	355,900	977,767
Unilever Ghana, Ltd.	90,900	331,918

		1,309,685

Kenya — 4.0%
Barclays Bank of Kenya, Ltd.	12,080,000	1,319,563
British American Tobacco Kenya, Ltd.	189,793	1,149,689
East African Breweries, Ltd.	1,151,400	2,275,359
Uchumi Supermarkets PLC (1)	595,500	8,279

		4,752,890

Mauritius — 2.8%
MCB Group, Ltd.	425,810	3,285,475

Nigeria — 4.8%
Guaranty Trust Bank PLC	44,810,179	4,456,876
Guaranty Trust Bank PLC, GDR	245,000	1,220,100

		5,676,976

Pakistan — 6.4%
Abbott Laboratories Pakistan, Ltd.	515,345	2,731,266
Lucky Cement, Ltd.	224,200	976,584
United Bank, Ltd.	3,058,900	3,917,067

		7,624,917

Peru — 7.6%
Alicorp SA	2,303,354	7,608,048
BBVA Banco Continental SA	1,140,832	1,451,968

		9,060,016

Philippines — 1.2%
Universal Robina Corp.	566,110	1,477,002

Puerto Rico — 3.8%
EVERTEC, Inc.	186,000	4,473,300

Senegal — 5.1%
Sonatel SA	161,719	6,093,994

Description	Shares or Participation Units	Value
Common Stocks (continued)

South Africa — 3.7%
Famous Brands, Ltd. (1) (2)	633,930	$4,390,704

Sri Lanka — 2.6%
Ceylon Tobacco Co. PLC	244,387	2,027,097
Commercial Bank of Ceylon PLC	1,322,795	1,024,279

		3,051,376

Tanzania (United Republic Of) — 4.8%
Tanzania Breweries, Ltd.	869,747	5,704,506

Tunisia — 0.8%
Delice Holding	148,095	955,105

Turkey — 2.1%
Coca-Cola Icecek AS	583,040	2,535,960

United Arab Emirates — 3.3%
Aramex PJSC	3,218,511	3,855,396

United Kingdom — 1.7%
ASA International Group PLC (1)	320,630	2,045,150

United States — 3.4%
PriceSmart, Inc.	46,216	4,013,860

Vietnam — 4.9%
Phu Nhuan Jewelry JSC	352,560	1,559,773
Vietnam Dairy Products JSC	631,458	4,246,029

		5,805,802

Zimbabwe — 3.6%
Delta Corp., Ltd.	1,934,448	4,255,786

Total Common Stocks (identified cost $105,126,854)		110,312,652

Participation Notes — 4.9%

United Kingdom — 4.9%
HumanSoft Holding Co. KSC, Issued by HSBC Bank PLC, Maturity Date 7/29/2019 (3)	355,036	4,105,140
Saudia Dairy & Foodstuff Co., Issued by HSBC Bank PLC, Maturity Date 5/10/2021 (3)	75,517	1,771,896

Total Participation Notes (identified cost $5,827,892)		5,877,036

Short-Term Investments — 2.2%

Collateral Investment for Securities on Loan — 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.920% (4)	2,262,574	2,262,574

Mutual Funds — 0.3%
BMO Institutional Prime Money Market Fund — Premier Class, 1.987% (5)	303,046	303,076

Total Short-Term Investments (identified cost $2,565,564)		2,565,650

Total Investments — 100.0% (identified cost $113,520,310)		118,755,338
Other Assets and Liabilities — 0.0%		24,997

Total Net Assets — 100.0%		$118,780,335

(See Notes which are an integral part of the Financial Statements)

BMO LGM Frontier Markets Equity Fund

Industry Allocation as of August 31, 2018
Industry	Value	% of Total Net Assets
Agriculture	$13,249,010	11.2%
Banks	23,275,176	19.6
Beverages	15,646,865	13.1
Building Materials	976,584	0.8
Commercial Services	4,845,135	4.1
Diversified Financial Services	8,877,773	7.5
Food	14,317,125	12.0
Holding Companies-Diversified	4,255,786	3.6
Household Products/Wares	331,918	0.3
Investment Companies	1,627,213	1.4
Pharmaceuticals	2,731,266	2.3
Retail	9,964,337	8.4
Telecommunications	6,093,994	5.1
Transportation	4,120,470	3.5

Total Common Stocks	110,312,652	92.9
Participation Notes	5,877,036	4.9
Collateral Investment for Securities on Loan	2,262,574	1.9
Mutual Funds	303,076	0.3

Total Investments	118,755,338	100.0
Other Assets and Liabilities	24,997	0.0

Net Assets	$118,780,335	100.0%

Notes to Schedule of Investments

The categories of investments are shown as a percentage of total net assets for the Fund as of August 31, 2018.

(1)	Non-income producing.
(2)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(3)	Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or marked.
(4)	Please refer to Note 2, subsection Securities Lending, in the Notes to Financial Statements.
(5)	Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.

The following acronyms may be referenced throughout this report:

ADR	— American Depository Receipt
FDIC	— Federal Depository Insurance Corporation
GDR	— Global Depository Receipt
LLC	— Limited Liability Corporation
PLC	— Public Limited Company

(See Notes which are an integral part of the Financial Statements)

August 31, 2018

Statement of Assets and Liabilities	BMO LGM Frontier Markets Equity Fund

Assets:
Investments in unaffiliated issuers, at value	$118,452,262	(1)
Cash sweep investments in affiliated issuers, at value	303,076
Cash	35,290
Cash denominated in foreign currencies	116,615	(2)
Dividends and interest receivable	142,432
Receivable for investments sold	2,351,620
Prepaid expenses and other receivables	14,411

Total assets	121,415,706

Liabilities:
Payable for return of securities lending collateral	2,262,574
Payable for foreign tax expense	135,066
Payable to affiliates, net (Note 5)	109,638
Other liabilities	128,093

Total liabilities	2,635,371

Total net assets	$118,780,335

Net assets consist of:
Paid-in capital	$113,075,612
Net unrealized appreciation on investments and foreign currency translation	5,239,255
Accumulated net realized loss on investments and foreign currency transactions	(1,332,878)
Undistributed net investment income	1,798,346

Total net assets	$118,780,335

Net asset value, offering price and redemption proceeds per Investor class of shares (unlimited shares authorized, no par value)	$10.15

Total Investor class of shares outstanding	11,702,702

Investments, at cost:
Investments in unaffiliated issuers	$113,217,320
Cash sweep investments in affiliated issuers	302,990

Total investments, at cost	$113,520,310

(1)	Including $2,103,166 of securities on loan.
(2)	Identified cost of cash denominated in foreign currencies is $116,561.

(See Notes which are an integral part of the Financial Statements)

August 31, 2018

Statement of Operations	BMO LGM Frontier Markets Equity Fund

Investment Income:
Dividend income from:
Unaffiliated issuers	$4,243,759 (1)
Affiliated issuers	26,310
Securities lending income	14,532

Total income:	4,284,601

Expenses:
Investment advisory fees (Note 5)	1,841,571
Shareholder servicing fees (Note 5)	306,928
Administration fees (Note 5)	184,157
Portfolio accounting fees	51,118
Recordkeeping fees	50,442
Custodian fees	408,540
Registration fees	29,375
Professional fees	27,184
Printing and postage	20,733
Trustees’ fees	15,349
Miscellaneous	760

Total expenses:	2,936,157

Deduct:
Expense waivers (Note 5)	(481,724)

Net expenses	2,454,433

Net investment income	1,830,168

Realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	2,086,650 (2)
Investments in affiliated issuers	574
Foreign currency transactions	(232,023)

Total net realized gain	1,855,201
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,976,237)
Investments in affiliated issuers	86
Foreign currency translations	4,291

Total net change in unrealized depreciation	(3,971,860)

Net realized and unrealized loss on investments and foreign currency	(2,116,659)

Change in net assets resulting from operations	$(286,491)

(1)	Net of foreign taxes withheld of $365,520.
(2)	Net of foreign taxes withheld of $80,052, $120,049 of which is related to appreciated investments held at period end.

(See Notes which are an integral part of the Financial Statements)

August 31, 2018

Statements of Changes in Net Assets	BMO LGM Frontier Markets Equity Fund

	Year Ended August 31, 2018	Year Ended August 31, 2017
Change in net assets resulting from:

Operations:
Net investment income	$1,830,168	$700,286
Net realized gain (loss) on investments and foreign currency transactions	1,855,201	(1,294,554)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(3,971,860)	8,695,164

Change in net assets resulting from operations	(286,491)	8,100,896

Distributions to shareholders:
Distributions to shareholders from net investment income	(470,637)	(580,197)

Change in net assets resulting from distributions to shareholders	(470,637)	(580,197)

Capital stock transactions:
Proceeds from sale of shares	15,020,000	30,240,000
Net asset value of shares issued to shareholders in payment of distributions declared	448,243	540,458
Cost of shares redeemed	(1,158,924)	(5,329,500)
Repurchase fees	23,178	106,590

Change in net assets resulting from capital stock transactions	14,332,497	25,557,548

Change in net assets	13,575,369	33,078,247

Net assets:
Beginning of period	105,204,966	72,126,719

End of period	$118,780,335	$105,204,966

Undistributed net investment income included in net assets at end of period	$1,798,346	$470,526

Capital stock transactions in shares:
Sale of shares	1,386,814	3,017,447
Shares issued to shareholders in payment of distributions declared	42,608	59,719
Shares redeemed	(105,045)	(533,501)

Net change resulting from capital stock transactions in shares	1,324,377	2,543,665

(See Notes which are an integral part of the Financial Statements)

Financial Highlights (For a share outstanding throughout the period)	BMO LGM Frontier Markets Equity Fund

Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Repurchase fees		Net asset value, end of period	Total return (1)(2)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (2)
												Gross Expenses	Net Expenses (3)	Net investment income (3)
2018	$10.14	$0.16	$(0.10)	$0.06	$(0.05)	$—	$(0.05)	$0.00	(6)	$10.15	0.53%	2.39%	2.00%	1.49%	$118,780	17%
2017	9.21	0.07	0.92	0.99	(0.07)	—	(0.07)	0.01		10.14	10.97	2.56	2.00	0.92	105,205	23
2016	8.44	0.09	0.79	0.88	(0.13)	—	(0.13)	0.02		9.21	10.89	2.82	2.00	1.74	72,127	24
2015	10.46	0.18	(2.03)	(1.85)	(0.16)	(0.06)	(0.22)	0.05		8.44	(17.34)	2.88	2.00	1.94	33,502	31
2014 (5)	10.00	0.13	0.31	0.44	—	—	—	0.02		10.46	4.60	3.01	2.00	2.33	34,628	9

(1)	Based on net asset value as of end of period date.
(2)	Not annualized for periods less than one year.
(3)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(4)	Annualized for periods less than one year.
(5)	Reflects operations for the period from December 18, 2013 (inception date) through August 31, 2014.
(6)	Repurchase fees consisted of per share amounts less than $0.01.

(See Notes which are an integral part of the Financial Statements)

August 31, 2018

Notes to Financial Statements

1.	Organization

BMO LGM Frontier Markets Equity Fund (the “Fund”) was established as a Delaware statutory trust on July 3, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “Interval Fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). An Interval Fund continuously offers its shares to the public, but only offers to repurchase its shares at predetermined intervals. The Fund has set quarterly repurchase intervals. On October 23, 2017, the Fund closed to new investors. The Fund’s inception date is December 18, 2013.

The Fund’s investment objective is to provide capital appreciation. The Fund invests at least 80% of its assets in equity securities of foreign companies located in frontier markets or whose primary business activities or principal trading markets are in frontier markets. Frontier markets are considered to be those markets in any country that is included in the Morgan Stanley Capital International (“MSCI”) Frontier Markets Index, certain countries in the MSCI Emerging Markets Index, and certain other countries that are not included in those indices, as described in the Fund’s Prospectus.

2.	Significant Accounting Policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of Net Asset Value (“NAV”) or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase and of sufficient credit quality, are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”). The Trustees have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Trustees. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the Fund or the financial statements presented.

Securities held in the Fund may be listed on foreign exchanges that do not value their listed securities at the same time the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

Investment Income, Expenses, and Distributions—Interest income and expenses are accrued daily. The Fund distributes net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Dividend income, realized gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date except in the case of certain foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Non-cash dividends included in dividend income, if any, are recorded at fair value. Paid-in-kind interest included in interest income, if any, is accrued daily.

BMO LGM Frontier Markets Equity Fund

Federal Income Taxes—The policies and procedures of the Fund require compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribution to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends and unrealized appreciation on investments have been provided for in accordance with the applicable country’s tax rules and rates.

Foreign Exchange Contracts—The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are marked-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund did not hold any foreign currency exchange contracts during, or at, the year ended August 31, 2018.

Foreign Currency Translation—The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Trustees.

Securities Lending—The Fund participates in a securities lending program, providing for the lending of equity securities to qualified brokers, in exchange for the opportunity to earn additional income for participating. State Street Bank & Trust Company serves as the securities lending agent. The Fund receives cash as collateral in return for the securities and records a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s fair value on securities and accrued interest loaned. Collateral is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio. The valuation of collateral is discussed in “Investment Valuations” in Note 2 of the Notes to Financial Statements. When the Fund lends its portfolio securities, it is subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. The Fund also is subject to the risks associated with the investments of cash collateral received from the borrower. Cash collateral received as part of the Fund’s securities lending program invested in the State Street Navigator Securities Lending Government Money Market Portfolio as of August 31, 2018 was $2,262,574. The value of securities loaned at August 31, 2018 was $2,103,166.

Commitments and Contingencies—In the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurement

Fair Valuation Measurement defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into fair value measurement.

Notes to Financial Statements (continued)

Various inputs are used in determining the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

For the year ended August 31, 2018, the Fund had no investments in private investment funds, and there were no investments excluded from the fair value hierarchy. The Fund did not hold any Level 3 securities as of August 31, 2018.

The following is a summary of the inputs used, as of August 31, 2018, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$3,243,513	$—	$—	$3,243,513
Botswana	2,192,451	—	—	2,192,451
Colombia	1,354,697	—	—	1,354,697
Costa Rica	—	4,175,935	—	4,175,935
Egypt	14,643,267	—	—	14,643,267
Georgia	4,334,889	—	—	4,334,889
Ghana	1,309,685	—	—	1,309,685
Kenya	4,752,890	—	—	4,752,890
Mauritius	3,285,475	—	—	3,285,475
Nigeria	5,676,976	—	—	5,676,976
Pakistan	7,624,917	—	—	7,624,917
Peru	9,060,016	—	—	9,060,016
Philippines	1,477,002	—	—	1,477,002
Puerto Rico	4,473,300	—	—	4,473,300
Senegal	6,093,994	—	—	6,093,994
South Africa	4,390,704	—	—	4,390,704
Sri Lanka	3,051,376	—	—	3,051,376
Tanzania (United Republic Of)	5,704,506	—	—	5,704,506
Tunisia	955,105	—	—	955,105
Turkey	2,535,960	—	—	2,535,960
United Arab Emirates	3,855,396	—	—	3,855,396
United Kingdom	2,045,150	—	—	2,045,150
United States	4,013,860	—	—	4,013,860
Vietnam	5,805,802	—	—	5,805,802
Zimbabwe	4,255,786	—	—	4,255,786
Participation Notes	—	5,877,036	—	5,877,036
Short-Term Investments	2,565,650	—	—	2,565,650

Total	$108,702,367	$10,052,971	$—	$118,755,338

It is the Fund’s policy to recognize transfers between category levels at the end of the period. As described in Note 2, the Fund has retained an independent pricing service to fair value foreign equity securities for events occurring after the close of the market in which the security is principally traded. These valuations did not occur on August 31, 2018, but did on August 31, 2017, resulting in transfers between Level 2 and Level 1 categories.

The following is a reconciliation of transfers between category levels from August 31, 2017 to August 31, 2018:

Transfers into Level 1	$60,840,715
Transfers out of Level 1	—

Net transfers into Level 1	$60,840,715

Transfers into Level 2	$—
Transfers out of Level 2	(60,840,715)

Net transfers out of Level 2	$(60,840,715)

BMO LGM Frontier Markets Equity Fund

4.	Capital Stock

The shares of beneficial interest of the Fund (the “Shares”) were continuously offered under Rule 415 under the Securities Act of 1933, as amended. On October 23, 2017, the Fund closed to new investors. As of August 31, 2018, the Fund had registered a total of 13,200,000 shares with no par value. Investors may purchase shares each business day without any sales charge at a price equal to the NAV per share next determined after receipt of an order to purchase.

The Shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund shares.

Repurchase Offer Policy—The Fund has a policy of making quarterly repurchase offers of between 5% and 25% of the Fund’s outstanding Shares (“Repurchase Offers”) pursuant to Rule 23c-3 of the 1940 Act. If shareholders tender more than the repurchase offer amount for any given Repurchase Offer, the Fund may repurchase up to an additional 2% of the outstanding Shares. If Fund shareholders tender more shares than the Fund decides to repurchase, the Fund will repurchase the shares on a pro rata basis, subject to limited exceptions. These periodic Repurchase Offers will be made in intervals of three calendar months with the repurchase pricing date occurring on the last business day of March, June, September and December. The maximum number of days between the repurchase request deadline and the repurchase pricing date shall be no more than 14 days (provided that if the 14th day of such period is not a business day, the repurchase pricing date shall occur on the next business day). A repurchase fee equal to 2% of the value of the Shares repurchased will be applied to offset repurchase expenses.

During the year ended August 31, 2018, the Fund had Repurchase Offers as follows:

Repurchase Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
September 29, 2017	5%	0.3%	35,150
December 29, 2017	5	0.1	6,444
March 30, 2018	5	0.4	47,515
June 29, 2018	5	0.1	15,936

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—The Fund has entered into an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser will provide general investment advisory services for the Fund. As compensation for its advisory services under the investment advisory agreement with the Fund, the Fund pays the Adviser, on a monthly basis, an annual management fee equal to 1.50% of the average daily net assets of the Fund. The Fund’s sub-adviser is LGM Investments Limited, an affiliate of the Adviser. It is the Adviser’s responsibility to select sub-advisers for the Fund and to review each sub-adviser’s performance. The Adviser compensates the sub-adviser based on the level of average daily net assets of the Fund.

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding taxes, interest, brokerage commissions, other investment related costs, Acquired Fund Fees and Expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 2.00% of the average daily net assets of the Fund. The Adviser may not terminate this arrangement prior to December 31, 2019 unless the investment advisory agreement is terminated. In addition, the Adviser may voluntarily waive any portion of its management fee for the Fund. Any such voluntary waiver by the Adviser may be terminated at any time in the Adviser’s sole discretion. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

Shareholder Servicing Fee—Under the terms of a Shareholder Services Agreement with the Adviser, the Fund pays the Adviser at the annual rate of 0.25% of average daily net assets for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser also may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time in its sole discretion.

Administration Fee—The fee paid by the Fund to the Adviser, as Administrator, is 0.15% of the Fund’s average daily net assets.

Investments in Affiliated Issuers—An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a BMO Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior periods may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of August 31, 2018 and may include acquisitions of new investments, prior period holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Security/Fund Description	Value, Beginning of Period	Purchases	Sales Proceeds	Change in Unrealized Appreciation	Net Realized Gain	Value, End of Period	Dividends Credited to Income	Net Realized Gain on Capital Gain Distributions
Cash Sweep Investments in BMO Institutional Prime Money Market Fund, Premier Class, 1.987%
	$—	$12,968,225	$12,665,809	$86	$574	$303,076	$26,310	$—

Notes to Financial Statements (continued)

General—Certain of the Officers and Trustees of the Fund are also Officers and Directors of one or more portfolios within the Fund complex, which are affiliates of the Fund. None of the Fund Officers or interested Trustees receives any compensation from the Fund. Certain Officers and Trustees of the Fund are also Officers of the Adviser.

6.	Line of Credit

The Fund participated in a $25 million unsecured, committed revolving line of credit (“LOC”) agreement with UMB Bank, n.a. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of the London Interbank Offering Rate (“LIBOR”) plus 1.25% and a commitment fee of 0.20% per annum on the daily unused portion with no administrative fee. No borrowings were outstanding under the LOC at August 31, 2018. The Fund did not utilize the LOC during the year ended August 31, 2018.

7.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities and short-term obligations, for the year ended August 31, 2018, were $43,086,659 and $19,650,395, respectively.

8.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complied with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Fund has no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the period ended August 31, 2018. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, unrealized foreign capital gains tax and foreign currency.

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation for Federal Tax Purposes
$114,524,871	$19,570,957	$(15,336,264)	$4,234,693

The tax character of distributions reported on the Statements of Changes in Net Assets for the years ended August 31, 2018 and August 31, 2017, were as follows:

2018		2017
Ordinary Income (1)	Long-Term Capital Gains	Ordinary Income (1)	Long-Term Capital Gains
$470,637	$—	$580,197	$—

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2018, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Foreign Currency and Other Adjustments	Unrealized Appreciation
$2,515,470	$—	$—	$(1,045,440)	$—	$4,234,693

BMO LGM Frontier Markets Equity Fund

As of August 31, 2018, the Fund had a non-expiring, long-term capital loss carry forward of $1,045,440.

9.	Shareholder Tax Information (unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended August 31, 2018, the percentage which qualifies for the dividend received deduction, available to corporate shareholders, is 4.15%.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended August 31, 2018, the percentage which is designated as qualified dividend income is 84.95%.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the Fund designates $4,536,125 of income derived from foreign sources and $358,695 of foreign taxes paid, or the amounts determined to be necessary, for the year ended August 31, 2018.

Of the ordinary income (including short-term capital gain) distributions made during the year ended August 31, 2018, the proportionate share of income derived from foreign sources is $0.39 per share, and foreign taxes paid are $0.03 per share.

10.	Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update 2018-13 Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements, which sets forth a methodology for disclosing the fair value hierarchy. Compliance is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2019.

In August 2018, the Securities and Exchange Commission released its Final Rules that eliminates or amends disclosure requirements that are redundant or outdated in light of changes in SEC requirements, US GAAP, IFRS or changes in technology or the business environment. The Rules are effective 30 days from publication in the Federal Register.

11.	Subsequent Events

On September 28, 2018, the Fund completed its next quarterly repurchase event. Shares totaling 152,624, or 1.30% of the Fund, were repurchased at a value of $1,495,710.

Effective October 18, 2018, the Corporation, on behalf of the respective Funds, terminated the LOC agreement with UMB Bank, n.a. and committed to a $25 million LOC with State Street Bank & Trust Company.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BMO LGM Frontier Markets Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of asset and liabilities of BMO LGM Frontier Markets Equity Fund (the Fund), including the schedule of investments as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes to financial statements (collectively, the financial statements), and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more BMO Funds, Inc. investment companies since 2011.

Columbus, Ohio

October 26, 2018

Trustees and Officers of the Fund (Unaudited)

The following tables provide information about each Trustee and Officer of the Fund as of August 31, 2018. The address of each Trustee is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. There are currently 43 separate portfolios or funds in the BMO Funds complex, of which 42 are registered as BMO Funds, Inc. and one is registered as BMO LGM Frontier Markets Equity Fund with the Securities and Exchange Commission. The Statement of Additional Information includes additional information about the trustees and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INDEPENDENT TRUSTEES
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Ridge A. Braunschweig Age: 65	Independent Trustee	Since August 2013	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012.	43	None
Benjamin M. Cutler Age: 73	Independent Trustee	Since August 2013	Chairman, USHEALTH Group, Inc. (a health insurance company), since 2004; CEO and President, USHEALTH Group, Inc., from 2004 to 2016; Director, Freedom from Hunger (a non-profit organization), since 2016.	43	None
John A. Lubs Age: 70	Independent Trustee	Since August 2013	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	43	None
Vincent P. Lyles Age: 57	Independent Trustee	Since August 2013	President and Chief Executive Officer, Boys & Girls Clubs of Greater Milwaukee, since 2012.	43	None
James Mitchell Age: 71	Independent Trustee	Since August 2013	Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), from 1999 to 2015.	43	None
Barbara J. Pope Age: 70	Independent Trustee	Since August 2013	Retired; formerly, President of Barbara J. Pope, P.C. (a financial consulting firm), 1992-2015; President of Sedgwick Street Fund LLC (a private investment partnership), 1996-2015; Tax Partner, Price Waterhouse.	43	None
*

Each Trustee serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a Trustee occurs no later than August 31 following his or her 75th birthday.

Trustees and Officers of the Fund (Unaudited) (continued)

INTERESTED TRUSTEES
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John M. Blaser** Age: 61	Trustee and President	Since August 2013	Managing Director of the Adviser, since June 2012.	43	None
Daniela O’Leary-Gill** Age: 53	Trustee	Since August 2018	Chief Operating Officer of BMO Financial Group, since February 1, 2018; Director of the Adviser since June 1, 2018; Head, Communications, Government & Investor Relations 2016-2018; Head, AML Program Oversight 2014-2016; SVP, Personal Banking & Chief CRA Officer 2011-2014.	43	None
*

Each Trustee serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a Trustee occurs no later than August 31 following his or her 75th birthday.

**

Mr. Blaser is an “interested person” of the Fund (as defined in the 1940 Act) due to the positions that he holds with the Fund, and the Adviser. Ms. O’Leary-Gill is an “interested person” of the Fund due to the positions that she holds with the Adviser and BMO.

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Years
Brett Black Age: 46	Chief Compliance Officer and Anti Money Laundering Compliance Officer	Elected by the Board annually; since November 2017	Vice President and Chief Compliance Officer of BMO Harris Bank, since 2017; Assistant Vice President, Deputy Chief Compliance Officer, from 2014 to 2017; Senior Compliance Officer of BMO Harris Bank, from 2012 to 2014.
Timothy M. Bonin Age: 45	Vice President, Chief Financial Officer and Treasurer	Elected by the Board annually; since August 2013	Vice President of the Adviser, since February 2006.
Michael J. Murphy Age: 39	Secretary	Elected by the Board annually; since May 2016	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2014; Associate, Vedder Price P.C., 2010 to 2014.

Shareholder Report Disclosure of Trustees’ Approval of Advisory and Subadvisory Contracts (Unaudited)

Approval of Continuation of Advisory and Subadvisory Agreements

During the reporting period, the Board of Trustees (the “Board”) of BMO LGM Frontier Markets Equity Fund (the “Fund”), including the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the following agreements, each for an additional year ending August 31, 2019: (1) the investment advisory agreement (the “Advisory Agreement”) between the Fund and BMO Asset Management Corp. (the “Adviser”); and (2) the investment subadvisory agreement (the “Subadvisory Agreement”) with LGM Investments Limited (the “Subadviser”) on behalf of the Fund.

At Board meetings held on July 11, 2018 (“July Meeting”) and August 7-8, 2018 (“August Meeting”), the Board met with management of the Adviser regarding the annual approval of the continuation of the Fund’s Advisory and Subadvisory Agreements. In connection with its consideration of the Advisory and Subadvisory Agreements, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings, as applicable, and the information provided specifically in relation to the annual consideration of the approval of the Advisory Agreement and Subadvisory Agreement in response to requests of the Independent Trustees and their independent legal counsel. Information furnished in connection with Board or Committee meetings throughout the year included, among other things, presentations given by the portfolio managers of the Fund on the Fund’s investment strategies, risks, and performance, comparative performance of the Fund against its benchmark indices; reports regarding the Fund’s asset levels including sales and repurchase activities; and various reports on the monitoring of the Fund’s compliance with the securities laws, regulations, policies, and procedures.

In preparation for the Board’s annual consideration of the approval of the Advisory and Subadvisory Agreements, the Board requested and received a wide variety of information and reports concerning the Adviser (and its affiliates) and the Subadviser, including information on: (1) the nature, extent, and quality of services provided to the Fund by the Adviser (and its affiliates) and the Subadviser; (2) the investment performance of the Fund as compared to a group of comparable funds; (3) the level of the advisory and subadvisory fees charged to the Fund as compared to: (a) other clients of the Adviser and the Subadviser; and (b) a group of comparable funds; (4) the expense ratios of the Fund as compared to a group of comparable funds; (5) the profitability of the Adviser; and (6) the Adviser’s and Subadviser’s compliance programs. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by the Adviser (and its affiliates) and the Subadviser as a result of their relationships with the Fund.

In addition to evaluating, among other things, the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at various meetings and took into account their accumulated experience in working with the Adviser on matters related to the Fund. The Independent Trustees also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Advisory and Subadvisory Agreements.

Based on their review, the Independent Trustees and the full Board concluded that it was in the best interests of the Fund to approve the continuation of the Advisory Agreement and the Subadvisory Agreement. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent, and quality of the services provided by the Adviser and the Subadviser to the Fund, the Board reviewed information describing the financial strength, experience, resources, and key personnel of the Adviser and the Subadviser, including the personnel who provide investment management services to the Fund. With respect to the Adviser, the Board considered the administrative services that are provided to the Fund, as well as other services performed by the Adviser, including the monitoring of the Subadviser; monitoring of the execution of portfolio transactions; monitoring adherence to the Fund’s investment restrictions; monitoring the Fund’s compliance with its compliance policies and procedures and with applicable securities laws and regulations; producing shareholder reports; providing support services for the Board and Board committees; communicating with shareholders; and overseeing the activities of other service providers. The Board also considered the Adviser’s experience in providing investment advisory services to funds and the differentiation of the advisory services provided by the management team versus the portfolio management services provided by the Subadviser. With respect to the Subadviser, the Board noted the Subadviser’s experience in managing the strategies of the Fund and the Subadviser’s compliance program as it relates to the Fund. The Board considered the other services provided by the Subadviser under the Subadvisory Agreements, including selecting broker-dealers for execution of portfolio transactions; monitoring adherence to the Fund’s investment restrictions; and assisting with portfolio compliance with securities laws, regulations, policies and procedures.

Based upon this review, the Board concluded that the nature, quality, and extent of the services to be provided to the Fund by the Adviser and the Subadviser are expected to be satisfactory.

Review of Fund Performance

The Board reviewed the investment performance of the Fund. While consideration was given to performance reports provided in connection with, and discussions held at, regular Board meetings throughout the year, particular attention was given to the performance reports provided specifically in connection with the July and August Meetings. In particular, the Board noted the performance of the Fund relative to its Lipper Inc. (“Lipper”) peer universe. The Trustees also considered updated performance information for the Fund relative to its benchmark and its Morningstar, Inc. (“Morningstar”) ratings.

Shareholder Report Disclosure of Trustees’ Approval of Advisory and Subadvisory Contracts (Unaudited) (continued)

With respect to the Fund’s performance as compared to its Lipper peer universe (“peer group”), the Board reviewed the Fund’s performance percentile rankings over the year-to-date and one- and three-year trailing periods through May 31, 2018, as provided by the Adviser. The Board considered that the Fund ranked in one of the top two quartiles for performance as compared to its peer group in two out of the three periods reviewed.

The Board determined that it was generally satisfied with the Fund’s performance and would continue to monitor the Fund’s performance results.

Costs of Services Provided and Profits Realized by the Adviser and Subadviser

The Board considered the fees payable by the Fund under the Advisory Agreement and the Subadvisory Agreement. The Board first reviewed the management fees charged to comparable accounts managed by the Adviser and the Subadviser, taking into consideration differences in style, size, and services provided to such other accounts. The Board noted that, in some cases, the fees for certain accounts were lower than the fees charged to the Funds. The Board considered the Adviser’s explanation that registered investment companies generally require additional advisory and administrative services than other clients due to the enhanced regulatory structure and legal requirements with which investment companies must comply. The Board also considered the affiliation of the Subadviser with the Adviser.

The Board next reviewed information provided by the Adviser comparing the Fund’s contractual (gross) advisory fee to the median fee of its Morningstar peer category (“Morningstar peers”). In addition, the Board reviewed information provided by the Adviser comparing the Fund’s net expense ratio to the median net expense ratio of the comparable Morningstar peer group and Lipper peer group (“Lipper peers”).

The Board considered that the Fund’s contractual advisory fees and net expense ratio were in the fourth quartile of its Morningstar peers, and its net expense ratio was significantly higher than its Lipper peers. The Board considered the Adviser’s explanation that the Morningstar and Lipper peer groups consist of emerging markets funds, rather than frontier markets funds, as Morningstar and Lipper do not have a frontier markets category. The Adviser explained that research, custody and trading for frontier markets investments are more expensive than for more developed markets investments, which results in the Fund’s fees and expenses being higher than that of its emerging markets competitors. In addition, the Board considered the Adviser’s statement that the Fund’s investments are focused on more “pure” frontier markets countries (as opposed to those that are nearly emerging markets countries) than other frontier markets funds, which further increases the expenses for research, custody and trading for the Fund.

With respect to the Subadviser, the Board considered the fees payable under the Subadvisory Agreement, noting that the fees would be paid by the Adviser (not the Fund). The Board also considered that the Adviser has agreed to a contractual expense limitation for the Fund (the “Expense Limitation”), and that the net expense ratio for the Fund takes into account the effect of the Expense Limitation.

The Board considered the methodology used by the Adviser and Subadviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates and the Subadviser and particularly focused on the financial strength of the ultimate parent company of the Adviser, and the parent company’s commitment, financial and otherwise, to the global asset management business and the BMO Fund complex.

The Board reviewed profitability information it received from the Adviser in connection with the services provided to the Fund. The materials provided in this regard showed, and the Trustees acknowledged, that the Adviser experienced a positive net margin with respect to the Fund.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered the Fund’s fee structure, asset size and net expense ratio giving effect to the Fund’s Expense Limitation. The Board was satisfied with the fee structures and also considered the Adviser’s commitment to continue to evaluate advisory fee breakpoints in the future.

Other Benefits to the Adviser and Subadviser

The Board considered benefits that accrue to the Adviser and its affiliates from their relationships with the Fund, including revenue in the form of administration fees and securities lending revenue. In addition, the Board considered information relating to any soft dollar arrangements in connection with equity security brokerage transactions for the Fund and/or other clients. The Board noted that, other than the services provided by the Adviser and the Subadviser pursuant to the Advisory and Subadvisory Agreements and the related fees to be paid by the Fund, the Adviser and Subadviser may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of the Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Fund.

The Board concluded that, taking into account all of the information reviewed, the Fund’s advisory and subadvisory fee was reasonable.

BMO LGM Frontier Markets Equity Fund

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory and Subadvisory Agreements are fair and reasonable and that the approval of the continuation of the Advisory Agreement and the Subadvisory Agreement is in the best interests of the Fund.

NOTES

NOTES

NOTES

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contain facts concerning its objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Fund’s Statement of Additional Information, which is available on the Fund’s website at http://www.bmofunds.com and on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the Fund are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank, NA, or any of its affiliates. Shares of the Fund, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

Contact us 1-800-236-FUND (3863) 414-287-8555

Learn more bmofunds.com

BMO Investment Distributors, LLC, Distributor

BMO Asset Management Corp., Investment Adviser

Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.

© 2018 BMO Financial Corp. (9/18)

Item 2.  Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: Ridge A. Braunschweig, Barbara J. Pope, John A. Lubs, and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees for professional services by KPMG LLP during the fiscal year 2018 and 2017 were as follows:

(a)	Audit Fees for Registrant.

Fiscal year ended August 31, 2018	$23,700
Fiscal year ended August 31, 2017	$23,550

(b)

Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended August 31, 2018	$3,000
Fiscal year ended August 31, 2017	$0

(c)

Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by KPMG LLP.

Fiscal year ended August 31, 2018	$3,820
Fiscal year ended August 31, 2017	$3,745

(d)	All Other Fees.

Fiscal year ended August 31, 2018	None
Fiscal year ended August 31, 2017	None

(e)	Audit Committee’s pre-approval policies and procedures.

(1)

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)

During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees has delegated the authority to vote proxies relating to the securities held in the BMO LGM Frontier Markets Equity Fund’s (the “Fund) portfolio to BMO Asset Management Corp. (the “Adviser”) and has authorized the Adviser to delegate its authority to vote proxies to LGM Investments Limited (“LGM” or the “Sub-Adviser”) on behalf of the Fund. As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable. The Adviser will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Adviser may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Adviser votes a proxy or where the Adviser is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Adviser held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; or (vii) the Adviser believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein.

The Adviser’s proxy voting policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of clients. The policies and procedures were developed by BMO’s Responsible Investment Committee established by the Adviser and affiliates of BMO Financial Corp., and BMO’s Governance & Sustainable Investment team administers the proxy voting framework. The Board reviews and approves all changes to the proxy policies and procedures.

The proxy policies and procedures seek to ensure, as applicable, that shareholder return and the value of Fund investments are maximized and that sound corporate governance is promoted. The proxy voting policies, procedures, and guidelines generally follow BMO’s Corporate Governance Guidelines which set out what BMO expects of companies in terms of good governance. Although the Adviser generally adheres to the guidelines and relies on an independent proxy voting advisory service to execute votes, any proxy issues that differ from our Corporate Governance Guidelines are considered by taking into account the particular circumstances involved. This provides needed flexibility in making prudent judgments in the proxy voting process.

In situations where a conflict of interest exists, the Adviser will obtain a proxy voting recommendation from an independent proxy voting advisory service and will ultimately vote proxies in the best economic interests of clients without consideration of any benefit to the Adviser or its affiliates.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the BMO LGM Frontier Markets Equity Fund (the “Fund”) as of August 31, 2018:

Thomas Vester and Dafydd Lewis co-manage the Fund.

Mr. Vester, Chief Investment Officer and Senior Portfolio Manager at LGM, joined LGM in 2011 and has managed the Fund since its inception in December 2013.

Mr. Lewis, a Portfolio Manager at LGM, joined LGM in 2011 and has co-managed the Fund since July 2014.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of August 31, 2018:

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Thomas Vester	Registered Investment Companies	0	$0	0	$0

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
	Other Pooled Investment Vehicles	2	$1,045.5 billion	1	$798.6 million
	Other Accounts	0	$0	0	$0
Dafydd Lewis	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$1,045.5 billion	1	$798.6 million
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser and LGM have each adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

(a)(3)	Compensation Structure of Portfolio Manager(s)

Adviser

Compensation for the Adviser’s portfolio managers consists of base salary, which is monitored to ensure competitiveness in the external marketplace. In addition to base salary, portfolio managers have a portion of their compensation tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals may also receive bonuses of restricted share units or other units linked to the performance of BMO Financial Group.

LGM

Compensation for LGM’s portfolio managers consists of three components: (1) competitive base salary; (2) discretionary bonus; and (3) long-term incentive program (deferred stock units and/or stock options of BMO Financial Group). Base salaries are reviewed on an annual basis to ensure alignment with the external market. Discretionary performance bonuses vary according to business and individual performance and are provided in a combination of cash and deferred equity-based awards for employees at higher levels of compensation. Portfolio managers also may have a long-term incentive program consisting of restricted share units or other units linked to the performance of BMO.

BMO ensures that its compensation programs provide for clear alignment between pay and sustained business, client and individual performance as well as recognize behaviors which align to core values and contribute to the success of BMO and BMO clients. The compensation programs are designed to support and promote effective risk management, aligned to clients’ risk objectives and BMO’s corporate risk appetite and reflect local regulatory and legal requirements. The approach to compensation does not encourage excessive risk-taking that exceeds tolerated levels of risk.

With respect to any perceived conflicts of interest relating to the payment model, the risk management focus of the investment process drives all key decision making. Likewise, individual compensation is weighted more toward long term profit from fee-based client relationships than it is on short term performance, which further motivates the team to achieve stable long-term fee-based relationships through consistent benchmark outperformance and capital preservation. Finally, the deferred equity-linked component of the incentive compensation plan promotes a long-term interest in firm value.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of August 31, 2018:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Thomas Vester	None
Dafydd Lewis	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Sep. 1-30, 2017	35,150	10.21	0	0
Oct. 1-31, 2017	0	0	0	0
Nov. 1-30, 2017	0	0	0	0
Dec. 1-31, 2017	6,444	10.93	0	0
Jan. 1-31, 2018	0	0	0	0
Feb. 1-28, 2018	0	0	0	0
Mar. 1-31, 2018	47,514.94	11.77	0	0
Apr. 1-30, 2018	0	0	0	0
May 1-31, 2018	0	0	0	0
Jun. 1-30, 2018	15,936.24	10.69	0	0
Jul. 1-31, 2018	0	0	0	0

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Aug. 1-31, 2018	0	0	0	0
Total	105,045.18	—	0	0

Item 10.   Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The following provides dollar amounts of income and fees/compensation related to securities lending activities of the Fund during the fiscal year ended August 31, 2018:

Gross income earned by the fund from securities lending activities	$61,065.30
Fees and/or compensation paid by the fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,650.52
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$1,081.93
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$41,733.12
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00

Aggregate fees/compensation paid by the fund for securities lending activities	$46,465.57

Net income from securities lending activities	$14,599.73

(b)

The Fund participates in a securities lending program, providing for the lending of equity securities to qualified brokers, in exchange for the opportunity to earn additional income for participation. State Street Bank & Trust Company serves as the securities lending agent. The Fund receives cash as collateral in return for the securities and records a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities and accrued interest loaned. Collateral is reinvested in the State Street Navigator Securities Lending Prime Portfolio money market fund or the BMO Government Money Market Fund.

Item 13.  Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMO LGM Frontier Markets Equity Fund

By:	/s/ John M. Blaser
John M. Blaser
President

November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Blaser
John M. Blaser
President
(Principal Executive Officer)

November 2, 2018

By:	/s/ Timothy M. Bonin
Timothy M. Bonin
Treasurer
(Principal Financial Officer)

November 2, 2018